SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 4, 2013 (November 12, 2012)

BOLD ENERGY INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54816	26-2940624
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

112 North Curry Street

Carson City, Nevada 89703

Tel. (775) 333-1198

 (Address, including zip code, and telephone number, including area code,

of registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01           ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 12, 2012, Bold Energy, Inc., a Nevada corporation (the “Company”) entered into a Share Exchange Agreement (the “Share Exchange Agreement”) with Anio Limited, a limited liability company established under the laws of the United Kingdom, which conducts its primary line of business under the name Lot78, Inc. (“Lot78”), the shareholders of Lot78 (the “Lot78 Shareholders”), and the controlling stockholders of the Company (the “Bold Controlling Stockholders”). Pursuant to the Share Exchange Agreement, the Company acquired 11,510 (100%) shares of common stock of Lot78 from the Lot78 Shareholders (the “Lot78 Shares”) and in exchange issued 30,954,388 (54.26%) restricted shares of its common stock to the Lot78 Shareholders (the “Bold Shares”). As a result of the Share Exchange Agreement, Lot78 became a wholly-owned subsidiary of the Company and the Company now carries on the business of Lot78 as its primary business. The Share Exchange Agreement contains customary representations, warranties and conditions to closing. The closing of the Share Exchange Agreement (the “Closing”) occurred on February 4, 2013 (the “Closing Date”).

As a result of the Share Exchange Agreement:

(a) each outstanding Lot78 Share was cancelled, extinguished and converted into and became the right to receive a pro rata portion of the Bold Shares which equaled the number of Lot78 Shares held by each Lot78 Shareholder multiplied by the exchange ratio of 2,689.34731518 (the “Exchange Ratio”), rounded, if necessary, up to the nearest whole share. Based on the Exchange Ratio, as a result of the Share Exchange Agreement, the Lot78 Shareholders own a total of 30,954,388 restricted shares of common stock of the Company.

(b) Eden Clark and Patrick DeBlois irrevocably cancelled a total of 30,954,388 restricted shares of common stock of the Company.

A description of the specific terms and conditions of the Share Exchange Agreement is set forth in the Share Exchange Agreement filed herewith as Exhibit 2.01.

ITEM 2.01          COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

The information provided in Item 1.01 of this Current Report on Form 8-K related to the aforementioned Share Exchange Agreement is incorporated by reference into this Item 2.01.

As a result of the Share Exchange Agreement, (i) our principal business became the business of Lot78 and (ii) Lot78 became a wholly-owned subsidiary of the Company. As the Lot78 Shareholders obtained the majority of the outstanding shares of the Company through the acquisition, the acquisition is accounted for as a reverse merger or recapitalization of the Company. As such, Lot78 is considered the acquirer for accounting purposes.

As of the date of the Share Exchange Agreement, there were no material relationships between the Company and Lot78 or between the Company and any of Lot78’s respective affiliates, directors, or officers, or associates thereof, other than in respect of the Share Exchange Agreement.

Item 3.02          Unregistered SALES of Equity Securities.

The information provided in Item 1.01 of this Current Report on Form 8-K related to the aforementioned Share Exchange Agreement is incorporated by reference into this Item 3.02.

On February 4, 2013, prior to the Closing Date of the Share Exchange Agreement referred to in Item 1.01 above, and as a condition to the Closing of the Share Exchange Agreement, the Company issued 30,954,388 restricted shares of the Company’s common stock to the Lot78 Shareholders.

Exemption from Registration. The shares of common stock referenced herein were issued in reliance upon an exemption from registration afforded under Section 4(2) of the Securities Act for transactions by an issuer not involving a public offering, or Regulation D promulgated thereunder, or Regulation S for offers and sales of securities outside the United States.  The Share Exchange Agreement is an exempt transaction pursuant to Section 4(2) of the Securities Act as the share exchange was a private transaction by the Company and did not involve any public offering.  Additionally, we relied upon the exemption afforded by Rule 506 of Regulation D of the Securities Act which is a safe harbor for the private offering exemption of Section 4(2) of the Securities Act whereby an issuer may sell its securities to an unlimited number of accredited investors, as that term is defined in Rule 501 of Regulation D. Further, we relied upon the safe harbor provision of Rule 903 of Regulation S of the Securities Act which permits offers or sales of securities by the Company outside of the United States that are not made to “U.S. persons” or for the account or benefit of a “U.S. person”, as that term is defined in Rule 902 of Regulation S.

ITEM 5.01          CHANGES IN CONTROL OF REGISTRANT

The information provided in Item 1.01 of this Current Report on Form 8-K related to the aforementioned Share Exchange Agreement is incorporated by reference into this Item 5.01.

As a result of the Share Exchange Agreement, the Lot78 Shareholders own a total of 30,954,388 restricted shares of the Company, which represents 54.26% of our issued and outstanding shares of common stock. The Share Exchange Agreement is being accounted for as a "reverse acquisition," as the Lot78 Shareholders own a majority of the outstanding shares of the Company's capital stock immediately following the Closing of the Share Exchange Agreement. Accordingly, Lot78 is deemed to be the acquirer in the reverse acquisition. After the Closing of the Share Exchange Agreement, the Board of Directors and management of the Company are comprised of Lot78’s management team and the operations of Lot78 are the continuing operations of the Company.

ITEM 5.02           DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN DIRECTORS

On February 4, 2013, prior to the Closing Date of the Share Exchange Agreement referred to in Item 1.01 above and as a condition to the Closing, Eden Clark resigned as the President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and sole member of the Board of Directors of the Company.

Additionally, on February 4, 2013, prior to the Closing Date of the Share Exchange Agreement and as a condition to the Closing, the appointment of Oliver Amhurst as the President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and sole member of the Board of Directors of the Company became effective.

The biography for Mr. Amhurst is set forth below:

OLIVER AMHURST. Mr. Amhurst has been in the fashion business for over 15 years and has spent the past six years building the Lot78 brand into a full ready-to-wear collection. Mr. Amhurst is currently the sole officer and director of Lot78. The Lot78 collection is sold in some of the most prestigious stores in the world, such as Barney’s, Mr. Porter, Shopbop, Bloomingdales and Net-A-Porter, and is also sold in the traditional brick-and-mortar store “The Lot on Ledbury,” within the heart of Notting Hill, London, England, where the Lot78 brand originated. Mr. Amhurst started his career in the stock room at the Emporio Armani store in London, but rose through ranks of the company to end up running the wholesale division of all Armani products in the UK, where he was responsible for over $70 million worth of revenue. He has extensive contacts with some of the world’s leading buyers in the fashion industry, who have all supported him throughout the growth of the Lot78 brand.

ITEM 5.03          AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On January 31, 2013, the Company filed a Certificate of Amendment to its Articles of Incorporation (the “Amendment”) with the Secretary of State of Nevada.  As a result of the Amendment, the Company has changed its name with the State of Nevada from Bold Energy, Inc. to Lot78, Inc. A copy of the Amendment is filed herewith as Exhibit 3.01.

ITEM 8.01          OTHER EVENTS

The Company’s Board of Directors, having received the written consent of shareholders holding a majority of the Company’s outstanding shares of common stock, approved: (i) an amendment to the Company’s Articles of Incorporation to change the Company’s name from Bold Energy, Inc. to Lot78, Inc. (the “Corporate Name Change”); and (ii) a change to the Company’s OTC trading symbol from BOLD to LOTO, or if unavailable, to LOTT or LOTE (the “Symbol Change”). Under Nevada corporation law, the consent of the holders of a majority of the voting power is effective as stockholders' approval. An Information Statement on Schedule 14F-1 pertaining to the Corporate Name Change and Symbol Change was mailed to our shareholders on January 24, 2013. In accordance with the requirements of the Securities Exchange Act of 1934 and Regulation 14F promulgated thereunder, the Corporate Name Change and Symbol Change will not become effective until at least ten (10) calendar days after the mailing of the Information Statement. We expect the Corporate Name Change and Symbol Change to be declared effective by FINRA on February 7, 2013.

ITEM 9.01          FINANCIAL STATEMENTS AND EXHIBITS

(a)        Financial Statements.

(d)       Exhibits. The following exhibits are either filed as a part hereof or are incorporated by reference. Exhibit numbers correspond to the numbering system in Item 601 of Regulation S-K.

Exhibit
Number	Description of Exhibit
2.01	Share Exchange Agreement by and among the Company, the controlling stockholders of the Company, Lot78, and the shareholders of Lot78 dated November 12, 2012 (1)
3.01	Certificate of Amendment to Articles of Incorporation dated January 31, 2013 (1)
99.01	Audited Financial Statements for Anio, Ltd. for the year ended September 30, 2012 (1)
99.02	Pro Forma Consolidated Financial Statements of Bold Energy, Inc. and Anio, Ltd. (1)
(1)	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BOLD ENERGY, INC.

Dated: February 4, 2013

/s/ Oliver Amhurst

By: Oliver Amhurst

Its: President and Chief Executive Officer